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                                                                    EXHIBIT 10.Z


                           THIRTEENTH AMENDMENT TO THE
               HUFFY CORPORATION SUPPLEMENTAL/EXCESS BENEFIT PLAN


         WHEREAS, Huffy Corporation (the "Sponsor") maintains the Huffy Corporation Supplemental/Excess Benefit Plan (the "Plan") effective June 1, 1988; and

         WHEREAS, the Sponsor desires to amend the Plan;

         NOW, THEREFORE, the Sponsor adopts the following amendment to the Plan effective as of May 1, 2002:

I. Exhibit C to the Plan shall be amended by deleting the table at the end of the Exhibit, and by restating the fourth paragraph thereof in its entirety to read as follows:

            Finally, provided Graber remains continuously employed past his third anniversary date of employment by the Employer, Graber may then elect to retire, in his sole discretion, in accordance with the Retirement Plan's terms.

II.  In all other respects, the Plan shall remain unchanged.


         IN WITNESS WHEREOF, the Sponsor has caused this instrument to be executed as of this 10th day of May, 2002.

                                               HUFFY CORPORATION


                                               By: /s/ Nancy A. Michaud
                                                   ----------------------------

                                               Title: Vice President - General
                                                      Counsel and Secretary





789022.01